SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2014

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As reported in Item 5.07 (below), and incorporated into this Item 5.02 by reference, our shareholders overwhelmingly re-elected Robert E. Flowers, M.D., Samuel A. Di Piazza, Jr., and Ann F. Putallaz to our Board of Directors during the Annual Meeting of Shareholders on May 28, 2014.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the Annual Meeting of Shareholders of ProAssurance Corporation, held on May 28, 2014, our shareholders voted on three proposals with the following outcomes:

(a)
Robert E. Flowers, M.D., Samuel A. Di Piazza, Jr., and Ann F. Putallaz. were re-elected to the Board to serve a three-year term ending at the Annual Meeting of Shareholders in 2017 and until their successors are elected and qualified. Voting was as follows:

	For	Withheld
Robert E. Flowers, M.D.	46,272,468	1,083,661
Samuel A. Di Piazza, Jr.	46,721,088	635,041
Ann F. Putallaz	46,316,898	1,039,231

(b)	The selection of Ernst & Young, LLP as our independent auditing firm for the fiscal year-ending December 31, 2014 was ratified by the following vote:

For	Against	Abstain
52,254,202	565,910	10,162
(c) The 2013 compensation of our named executive officers was approved, on an advisory basis, by the following vote:

For	Against	Abstain
46,183,842	982,403	189,884
There were a total of 5,474,145 broker non-votes on matters (a) and (c).
Messers Lucian F. Bloodworth and Drayton Nabers did not stand for re-election due to age-related requirements as set forth in our By-Laws.

Item 7.01	REGULATION FD DISCLOSURE
On May 28, 2014, we issued news releases reporting the result of our shareholder meeting as described in Items 5.02 and 5.07 and the Board Actions described in Item 8.01. We have included a copy of these releases in this Current Report on Form 8K as exhibits 99.1 and 99.2.

Item 8.01	OTHER EVENTS
Declaration of Dividend
On May 28, 2014, our Board of Directors declared a quarterly dividend of $0.30 per common share. The record date for the dividend is June 27, 2014 and the payment date is July 11, 2014. Under the dividend policy updated December 4, 2013, our Board of Directors anticipates a total annual dividend of $1.20 per share, to be paid in equal quarterly installments. However, any decision to pay future cash dividends is subject to the Board’s final determination after a comprehensive review of the company’s financial performance, future expectations and other factors deemed relevant by the Board.

Authorization of Funds for Share Buyback or Debt Retirement
On May 28, 2014, our Board of Directors authorized an additional $100 million to be used for share repurchase or debt retirement, bringing total funds currently authorized for this purpose to $202.1 million. Purchases made under the terms of the Plan will be subject to the rules of the New York Stock Exchange and applicable securities laws and regulations, including Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, as amended. There can be no guarantee that any shares will repurchased by ProAssurance either through the Plan or otherwise.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
99.1    Our news release, dated May 28, 2014, announcing the authorization of funds for share buyback or debt retirement and the declaration of a quarterly cash dividend by our Board at their meeting on May 28, 2014.
99.2    Our news release, dated May 28, 2014, announcing the results of voting at the 2014 Annual Meeting of Shareholders.
We are furnishing Exhibits 99.1 and 99.2 to this Current Report on Form 8-K in support of Item 7.01. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 28, 2014
PROASSURANCE CORPORATION
by: /s/ Frank B. O’Neil
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Frank B. O’Neil
Senior Vice-President

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